EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Eric C. Eddings, Chief Executive Officer of Monterey Gourmet Foods (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  August 14, 2007


/s/ ERIC C. EDDINGS
-----------------------
Eric C. Eddings
Chief Executive Officer


                                       28